NOTE MODIFICATION AND
RELEASE OF SECURITY AND GUARANTOR

This Note Modification Agreement  and Release of Security and Guarantor (“Agreement”) is made and entered into as of the 31st day of December , 2009 (the “Effective Date”), by and among Isotec, Inc., a Colorado corporation (“Borrower”), David J. Barnes, an individual (“Lender”) and World Am, Inc., a Nevada corporation (“Guarantor”).

RECITALS

WHEREAS, Borrower and Lender are parties to that Secured Promissory Note dated as of June 19, 2008 (the “Note”) pursuant to which Lender loaned to Borrower One Hundred Twenty Five Thousand Dollars ($125, 000);

WHEREAS, Borrower and Lender are parties to that Security Agreement dated as of June 19, 2008 (the “Security Agreement”) pursuant to which Borrower granted Lender a security interest in certain assets of Borrower in consideration of Borrower’s loan under the Note;

WHEREAS, Borrower and Lender are parties to that certain Note Modification Agreement date as of August 1, 2008 (“Note Modification Agreement”), pursuant to the payment schedule under the Note was revised and pursuant to which Lender loaned to Borrower an additional Seventy Five Thousand Dollars ($75, 000);

WHEREAS, Lender and Guarantor are parties to that certain Guaranty of Payment Agreement date as of August 1, 2008 (the “Guaranty”), pursuant to which Guarantor guaranteed performance of Borrower’s obligations under the Note, as amended by the Note Modification Agreement;

WHEREAS, Borrower is the sole shareholder of Isotec Security, Inc., a Colorado corporation (“Purchaser”);

WHEREAS, concurrently with the execution and delivery of this Agreement, Purchaser has purchased from Borrower all or substantially all of the assets of Borrower’s Assets and Business, and has assumed certain liabilities of Borrower including but not limited to Borrower’s liabilities under the Note, as amended by the Note Modification Agreement, pursuant to the terms of that certain Asset Purchase Agreement of even date entered into by and among the Borrower, the Guarantor and the Purchaser, (the “Purchase Agreement”).

WHEREAS, as a material inducement to both Borrower and Guarantor to execute the Purchase Agreement and to consummate the purchase of the Business (as defined in the Purchase Agreement), Borrower and Guarantor has required that the Lender agree, and Lender has agreed, to release Borrower and Guarantor from their respective obligations, commitments and liabilities under the Note, as amended, the Security Agreement and the Guaranty;

NOW THEREFORE, in consideration of the foregoing premises and mutual covenants contained herein, the parties agree as follows:

1.  Release of Obligations Under The Note; Termination of Agreements.

(a)  Notwithstanding anything to the contrary in the Note, as amended by the Note Modification Agreement, the Security Agreement or the Guaranty, Lender hereby remises, releases and forever discharges Borrower and Guarantor, as well as their respective shareholders, officers, employees, agents and representatives, from all obligations arising at any time under the Note, the Note Modification Agreement, the Security Agreement or the Guaranty, including all manner of claims, demands, causes of action, losses, costs (including, without limitation, reasonable court costs and attorneys' fees), liabilities or damages of any kind or nature whatsoever relating thereto, and agrees that the Security Agreement and Guaranty (the “Terminated “Agreements”), and any and all provisions thereof including any provisions which would otherwise survive termination, are hereby terminated and of no further force or effect.

(b) In accordance with the foregoing provision, the parties further agree that Section 2 of the Note (entitled “Security”) is hereby deleted in its entirety.

(c)  Borrower recognizes Purchaser as Borrower’s successor-in-interest in and to the Note, as amended by the Note Modification Agreement, and that Purchaser has assumed all obligations, commitments and liabilities of Borrower under the Note, as amended. Following the Effective Date of this Agreement, the term “Company” and “Borrower”, as used in the Note and Note Modification Agreement, respectively, shall refer to the Purchaser.  Lender accepts the liability of Purchaser in lieu of the liability of Borrower and Guarantor with respect to all obligations, commitments and liabilities arising under or in connection with Note, as amended.

(d)  Lender shall promptly execute and deliver to the Borrower and Guarantor such documents and instruments, and take such other action, reasonably requested by the Borrower or Grantor as shall be necessary to evidence of the termination of all security interests and guarantees given by the Borrower and Guarantor under the Security Agreement and Guaranty, respectively.

 2.  Notices.  Any notice, demand, consent, approval, direction, agreement or other communication required or permitted hereunder or under any other documents in connection herewith shall be in writing and shall be directed as follows:

If to Borrower:	Isotec, Inc.
c/o World Am, Inc.
4340 Von Karman Avenue, Suite 200
Newport beach, CA 92660
Attn: Frederick T. Rogers

If to Lender:	David J. Barnes 25442 Rapid Falls Road
Laguna Hills, CA 92653

If to Guarantor:	World Am, Inc.
4340 Von Karman Avenue, Suite 200
Newport beach, CA 92660
Attn: Frederick T. Rogers

All notices, demands, requests, consents or approvals that may or are required to be given by any party to another shall be in writing and shall be deemed  given (i) when actually received by the other party, if served personally; (ii) one business day after deposit with  a nationally-recognized overnight courier with return receipt; or (iii) three business days after deposit with by United States registered or certified mail, postage prepaid, return receipt requested, in each case addressed to such other party at the address specified above or at such other place as such other party may from time to time designate by notice in writing to the other parties hereto.

3.  Miscellaneous.

(a)  Each provision of this Agreement shall extend, bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

(b)  This Agreement contains the entire agreement between the parties, and all prior negotiations and agreements are merged in this Agreement. This Agreement may not be changed, modified or discharged, in whole or in part, except by a written instrument executed by the party against whom enforcement of the change, modification or discharge is sought.

(c)  This Agreement may be executed in any number of counterparts, each of which upon execution and delivery shall be considered an original for all purposes; provided, however, all such counterparts shall, together, upon execution and delivery, constitute one and the same instrument.

(d)  Any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not apply to the interpretation of this Agreement or any amendments or exhibits hereto.

(e)  This Agreement shall be governed in all respects by the laws of the State or Commonwealth in which the Premises are located.

(f)  If any term or provision of this Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Agreement and any other application of such term shall not be affected thereby.

     4.  All Parties Consent.  Each of Lender, Borrower and Guarantor consent to all of the provisions of this Agreement.  Each of Lender, Borrower and Guarantor further consent to re-execute this Agreement in the presence of a notary public if requested by Borrower or Guarantor.

IN WITNESS WHEREOF, the parties have made this Agreement effective as of the day and year first above written.

 [Signature Page Follows]

LENDER

David J. Barnes

BORROWER:
ISOTEC, INC.

By:
Name: Fred T. Rogers
Title: Chief Executive Officer

GUARANTOR:
WORLD AM, INC.

By:
Name: Fred T. Rogers
Title: Chief Executive Officer

STATE OF      )
              )  ss:
COUNTY OF     )

The foregoing instrument was acknowledged before me this __ day of _________, 200_, by David J. Barnes, an individual residing at _____________________________________________, on my own behalf.

Notary Public
My Commission Expires:

STATE OF      )
              )  ss:
COUNTY OF     )

The foregoing instrument was acknowledged before me this __ day of _________, 200_, by Fred T. Rogers, Chief Executive Officer of Isotec, Inc., a Nevada corporation, on behalf of the corporation.

Notary Public
My Commission Expires:

STATE OF      )
              )  ss:
COUNTY OF     )

The foregoing instrument was acknowledged before me this __ day of _________, 200_, by Fred T. Rogers, Chief Executive Officer of World Am, Inc., a Nevada corporation, on behalf of the corporation.

Notary Public
My Commission Expires: